THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                        SUPPLEMENT DATED JANUARY 22, 1999
                                       TO
                             EQUI-VEST(R) PROSPECTUS

                                DATED MAY 1, 1998

This Supplement adds information to the prospectus dated May 1, 1998 ("Prospectus") with respect to EQUI-VEST Series 400 Contracts offered by Equitable Life. Capitalized terms have the same meaning as in the Prospectus.

For applications dated and received after January 29, 1999 the following enhancements are added for Traditional IRA and QP IRA Contracts subject to state approval: (i) a provision under which the beneficiary may elect to become the Successor Annuitant and Owner, and (ii) a Beneficiary Continuation Option.

THE FOLLOWING IS ADDED AT THE END OF THE DEFINITION OF "SUCCESSOR ANNUITANT AND OWNER" ON PAGE 6 OF THE PROSPECTUS AND AFTER THE THIRD PARAGRAPH UNDER "GUARANTEED DEATH BENEFIT" -- "WHEN THE ANNUITANT DIES" ON PAGE 53 OF THE
PROSPECTUS:

Under Traditional IRA and QP IRA Contracts, if the spouse is the sole primary beneficiary, upon the Annuitant's death the spouse beneficiary may elect to continue the Contract and become the Successor Annuitant and Owner.
The election no longer has to be made by the Owner/Annuitant.

THE FOLLOWING IS ADDED AFTER THE PARAGRAPH UNDER "WHEN THE CONTRACT OWNER DIES BEFORE THE ANNUITANT (NQ CONTRACTS ONLY)" ON PAGE 53 OF THE PROSPECTUS

BENEFICIARY CONTINUATION OPTION UNDER TRADITIONAL IRA AND QP IRA CONTRACTS

Upon the death of the Annuitant, a non-spouse beneficiary may elect to keep the Contract in the name of the deceased Annuitant, and receive distributions under the Contract instead of the death benefit being paid in a lump sum. The Annuity Account Value used to provide the distributions will be reset to equal the amount of the death benefit.

The beneficiary's choices are subject to the conditions in the following paragraphs and depend in part on whether or not the Annuitant was receiving minimum distribution withdrawals under the Contract prior to his or her death. See "Traditional Individual Retirement Annuities ("Traditional IRA")"-- "Required Minimum Distributions after Age 70 1/2."

1) If the Annuitant had been taking minimum distribution withdrawals under the Contract, the distributions to the beneficiary must be made at least as rapidly as prior to the Annuitant's death.

2) If the Annuitant had not been taking minimum distribution withdrawals under the Contract, the beneficiary may begin taking minimum distribution withdrawals under the Contract, but such withdrawals must be based on the beneficiary's life expectancy. The withdrawals must begin by December 31 of the calendar year following the Annuitant's death. If there is more than one beneficiary, the shortest life expectancy must be used.


FORM 888-1169                                                       CAT. #127905


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The withdrawals must be taken annually. There will not be a withdrawal charge for these withdrawals. The beneficiary along with his or her tax adviser will be responsible for determining the amount of the withdrawals.

While the distributions are in effect, the beneficiary may transfer the Contract's Annuity Account Value among the Investment Options. However, subsequent contributions will not be permitted and the death benefit (including the Guaranteed Death Benefit) provision will no longer be in effect. Although the only withdrawals that will be permitted are the annual lump sum withdrawals, the beneficiary may choose at any time to withdraw all of the Annuity Account Value and no withdrawal charges will apply.

The designated beneficiary must be a natural person and of legal age at the time of election. To elect this option the appropriate form must be completed and sent to our Processing Office within 30 days following the date we receive proof of the Annuitant's death. If no election is made within 30 days to: (1) receive the death benefit, or (2) continue the Contract under the Beneficiary Continuation Option, or (3) defer payment of the Annuity Account Value for a period of five years (as described in "Your Beneficiary" on page 53), the death benefit will be paid to the beneficiary according to our standard procedures.

This option may not currently be available in all states. Your Equitable representative can provide information about state availability, or you may contact our Processing Office.